EXHIBIT 10.57


                           LEASE SUPPLEMENT NUMBER TWO


                  THIS LEASE SUPPLEMENT NUMBER TWO (the "Lease Supplement"), dated October 9, 2002, among WACHOVIA BANK, NATIONAL ASSOCIATION, as successor to FIRST UNION NATIONAL BANK, not in its individual capacity but solely as Trustee ("Lessor"), AIRLEASE LTD., a California limited partnership ("Owner Participant") and CSI AVIATION SERVICES, INC., a New Mexico corporation ("Lessee"; and together with Lessor and Owner Participant, the "Parties").

                               W I T N E S S E T H

                  WHEREAS, the Parties have heretofore entered into those two certain Aircraft Lease Agreements, each dated as of November 21, 2001 and pertaining to two McDonnell Douglas DC-9 Series 82 aircraft with respective registration numbers N806US and N807US and respective manufacturer's serial numbers 48038 and 48039 (each, as amended, modified or supplemented prior to the date hereof, herein called a "Lease" and collectively the "Leases" and the terms defined therein being herein used with the same meanings unless otherwise defined herein); and

                  WHEREAS, the Parties desire to amend the Leases as set forth herein;

                  NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, the Parties hereby agree as follows:

                  1. Clause (b) of Section 3.1 in each Lease shall be deleted and replaced with the following text:

                           Lessee shall have the right to terminate the leasing of the Aircraft under this Lease on any date on or after March 1, 2003 and the date on which the USMS Agreement is terminated by delivering to Lessor and Owner Participant not later than 30 days before such date a written notice specifying that the leasing of the Aircraft is to terminate on such date pursuant to this Section 3.1(b).

                  2. Clause (c) of Section 3.1 in each Lease shall be deleted and replaced with the following text:

                           Lessor and/or Owner Participant shall have the right to terminate the leasing of the Aircraft under this Lease on any date on or after March 1, 2003 by delivering to Lessee not later than 30 days before such date a written notice specifying that the leasing of the Aircraft is to terminate on such date pursuant to this Section 3.1(c).

                  3. The definition of "Basic Rent Amount" in Schedule 2 of each Lease shall be amended to read as set forth on Schedule 1 hereto.

                  4. Lessee hereby makes the following representations and warranties:


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                  (a) Lessee is a corporation duly organized and validly
existing in good standing under the laws of the State of New Mexico and has the corporate power and authority to carry on its business as presently conducted and to perform its obligations under the Leases and this Lease Supplement and the other Lessee Documents and is duly qualified to do business as a foreign corporation in each jurisdiction in which the nature of its business makes such qualification necessary;

                  (b) this Lease Supplement has been duly authorized by all necessary corporate action on the part of Lessee, does not require any approval of the stockholders of Lessee or any trustee or any holder of any indebtedness of Lessee, and neither the execution and delivery hereof nor the consummation of the transactions contemplated hereby nor compliance by Lessee with any of the terms and provisions hereof will contravene its organizational documents or any law or governmental rule or regulation applicable to Lessee or result in any breach of, or constitute any default under, or result in the creation of any Lien upon any property of Lessee under any indenture, mortgage, credit agreement or other agreement or instrument to which Lessee is a party or by which Lessee or its properties or assets may be bound;

                  (c) this Lease Supplement has been, and upon execution and delivery of such Lease Supplement will be, duly executed and delivered by Lessee and constitutes or will constitute the legal, valid, and binding obligations of Lessee, enforceable in accordance with its terms; and

                  (d) no Lease Event of Default or Lease Default has occurred and is continuing under either Lease.

                  5. Lessor hereby makes the following representations and warranties:

                  (a) Trust Company is a national banking association duly organized and validly existing under the laws of the United States of America, and this Lease Supplement has been executed by an officer of Trust Company who is duly authorized to do so in accordance with the terms of the Trust Agreement.

                  (b) The Trust Agreement is in full force and effect and Lessor is duly and properly authorized to execute and deliver this Lease under the Trust Agreement.

                  (c) This Lease Supplement has been, and upon execution and delivery of such Lease Supplement will be, duly executed and delivered by Lessor and constitutes or will constitute the legal, valid, and binding obligations of Lessor, enforceable in accordance with its terms.

                  6. Sections 16 and 20 of each Lease are hereby incorporated by reference in this Lease Supplement mutatis mutandis, on and as of the date of this Lease Supplement, to the same extent as if fully set forth herein.

                  7. Save as expressly amended herein, the Leases as amended hereby shall continue to be, and shall remain, in full force and effect in accordance with their terms.

                                      * * *

                  IN WITNESS WHEREOF, the Parties have caused this Lease Supplement to be duly executed and delivered as of the date and year first above written.



                            WACHOVIA BANK, NATIONAL ASSOCIATION,
                            as successor to First Union
                            National Bank, not in its
                            individual capacity, but solely
                            as Trustee, as Lessor



                            By: /s/ ANITA M. ROSELI
                                    ____________________________
                                    Name: Anita M. Roseli
                                    Title: Trust Officer



                            AIRLEASE, LTD.
                            as Owner Participant



                            By: /s/ DAVID B. GEBLER
                                    ____________________________
                                    Name: David B. Gebler
                                    Title: President



                            CSI AVIATION SERVICES, INC.
                            as Lessee



                            By: /s/ ALLEN E. WEH
                                    ____________________________
                                    Name: Allen E. Weh
                                    Title: President


                               - Signature Page -
                            [Lease Supplement No. 2]

SCHEDULE 1


"Basic Rent Amount" means $125,000 on each Rent Payment Date before September 10, 2002, $108,500 on September 10, 2002 and $70,000 on each Rent Payment Date after September 10, 2002.


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                                   SCHEDULE 1